SUPPLEMENT DATED OCTOBER 31, 2022

TO

THE PROSPECTUS FOR

NEW YORK LIFE INDEXFLEX VARIABLE ANNUITY AND

NEW YORK LIFE INDEXFLEX VARIABLE ANNUITY-FP SERIES

DATED MAY 1, 2022

This supplement revises and, to the extent inconsistencies exist, replaces information contained in the prospectus (the “Prospectus”) for the variable annuity policies listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined in this supplement have the same meaning as those included in the Prospectus.

For policies issued November 28, 2022 or later, the maximum Cap Rates and Flat Rates for Recurring Term Strategies that begin during the Surrender Charge Period will be at least 0.25% lower than the Cap Rates and Flat Rates shown on the Policy Data Page for Initial Term Strategies with the same Interest Crediting Method and Index.

To reflect this change, as of November 28, 2022,

1.	The “Rates for the Recurring Term Strategies” subsection of the “Principal Risks” section of the prospectus will be deleted and replaced with the following:

Rates for the Recurring Term Strategies. The Cap Rate or Flat Rate for a Recurring Term Strategy may be lower than you would find acceptable. When you transfer to a Recurring Term Strategy, you will receive the Cap Rate or Flat Rate then in effect. Cap Rates and Flat Rates for Recurring Term Strategies are based on current market conditions and can change weekly. Rates are usually announced on the first Business Day of the week, and apply to all Segments that begin during that week. You can contact us (see “Contacting NYLIAC”) or your registered representative to get information about the Cap and Flat Rates in effect on a particular date.

For policies issued before November 28, 2022, during the Surrender Charge Period the Cap Rates and Flat Rates for the Recurring Term Strategies will never exceed the rates on the Policy Data Page for the Initial Term Strategies with the same Interest Crediting Method and Index.

For policies issued on November 28, 2022 or later, the maximum Cap and Flat Rates for Recurring Term Strategies that begin during the Surrender Charge Period will be at least 0.25% lower than the Cap Rates and Flat Rates on the Policy Data Page for Initial Term Strategies with the same Interest Crediting Strategy and Index.

2.	The last sentence of the “Recurring Term Strategies” subsection of the “Index-Linked Account” section of the prospectus will be deleted and replaced with the following:

“For policies issued before November 28, 2022, during the Surrender Charge Period the Cap Rates and the Flat Rates for the Recurring Term Strategies will never exceed the rates on the Policy Data Page applicable to the similar Initial Term Strategies. For policies issued on November 28, 2022 or later, the maximum Cap Rates and Flat Rates for Recurring Term Strategies beginning during the Surrender Charge Period will be at least 0.25% lower than the rates on the Policy Data Page applicable to the similar Initial Term Strategies.”

The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010